                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): APRIL 30, 2004

                         NORTH FORK BANCORPORATION, INC.
              ----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

           Delaware                     1-10458                36-3154608
-----------------------------   ------------------------   -------------------
(STATE OR OTHER JURISDICTION    (COMMISSION FILE NUMBER)    (I.R.S. EMPLOYER
     OF INCORPORATION)                                     IDENTIFICATION NO.)

                  275 Broadhollow Road Melville, New York 11747
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       (Registrant's Telephone Number, Including Area Code) (631) 844-1004

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of Businesses Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.
                  Unless otherwise included herein, exhibits to the following documents are not included in, or made part of, this Current Report on Form 8-K.

Exhibit
Number            Description

99.1 The Trust Company of New Jersey Quarterly Report on Form 10-Q filed on April 30, 2004.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

Dated: May 4, 2004

                                     NORTH FORK BANCORPORATION, INC.

                                     By: /s/ Daniel M. Healy
                                         --------------------
                                         Name: Daniel M. Healy
                                         Title: Executive Vice President and
                                                Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit
Number            Description

99.1 The Trust Company of New Jersey Quarterly Report on Form 10-Q filed on April 30, 2004.